UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 1, 2005
GAMETECH INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-23401	33-0612983

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
900 Sandhill Road, Reno, Nevada 89521

(Address of principal executive offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (775) 850-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     Effective September 1, 2005, our board of directors elected Richard H. Irvine to serve as a director of our company. There was no arrangement or understanding pursuant to which Mr. Irvine was elected as a director, and since the beginning of our last fiscal year there have been no related party transactions between Mr. Irvine and our company. It is currently anticipated that Mr. Irvine will serve on our Nominations, Compensation, and Audit Committees.
     On September 1, 2005, we issued a press release announcing the election of Mr. Irvine to our board of directors. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in this Item 5.02.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

Exhibit
Number
99.1	Press release from GameTech International, Inc. dated September 1, 2005 titled “GameTech Announces New Director, Richard Irvine”

EXHIBIT INDEX

Exhibit
Number
99.1	Press release from GameTech International, Inc. dated September 1, 2005 titled “GameTech Announces New Director, Richard Irvine”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 1, 2005	GAMETECH INTERNATIONAL, INC.

	By:	/s/ Andrejs K. Bunkse

Andrejs K. Bunkse Vice President and General Counsel